UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  December 30, 2016
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CUSTOMERS BANCORP, INC.
(Exact Name of Registrant as specified in its charter)
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Pennsylvania	001-35542	27-2290659
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1015 Penn Avenue Suite 103 Wyomissing PA 19610
(Address of principal executive offices, including zip code)

(610) 933-2000
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 30, 2016, Customers Bancorp, Inc. (the "Company") and Jay S. Sidhu, the Company's Chairman and Chief Executive Officer, entered into an Amended and Restated Employment Agreement (the "Sidhu Amended and Restated Agreement"), which amends and restates Mr. Sidhu's existing employment agreement with the Company.  In particular, the Sidhu Amended and Restated Agreement eliminates the provisions of Mr. Sidhu's existing employment agreement that provided for the issuance of options or warrants to him to acquire additional Company equity securities in connection with certain completed acquisitions and capital-raising transactions.

Consistent with his existing employment agreement, under the Sidhu Amended and Restated Agreement, Mr. Sidhu will continue to receive a minimum base salary plus a performance-based incentive bonus and a car allowance. Mr. Sidhu also will continue to be entitled to cash or equity incentive compensation up to the amount of his base salary under an executive incentive plan approved by the board of directors and to the retirement income plan previously-established by the board of directors.  The term of the Sidhu Amended and Restated Agreement is annually extended to another year unless Mr. Sidhu or the Company gives notice to the contrary.  Consistent with his existing employment agreement, the Sidhu Amended and Restated Agreement provides that Mr. Sidhu will be entitled to certain specified severance compensation and benefits if he terminates his employment for "Good Reason" or if his employment is terminated by the Company other than for "Cause" or upon a "Change in Control" (as such terms are defined in his agreement).  These compensation and benefits provisions are described in further detail in the Company's definitive proxy statement for its 2016 annual meeting of shareholders, filed with the Securities and Exchange Commission on April 1, 2016, under the caption "Employment Agreements" in the section entitled "EXECUTIVE COMPENSATION."

The foregoing description of the Sidhu Amended and Restated Employment Agreement is qualified in its entirety by reference to that agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On December 30, 2016, the Company and Richard Ehst, the Company's President and Chief Operating Officer, entered into an Amended and Restated Employment Agreement (the "Ehst Amended and Restated Agreement"), which amends and restates Mr. Ehst's existing employment agreement with the Company.  In particular, the Ehst Amended and Restated Agreement eliminates the provisions of Mr. Ehst's existing employment agreement that provided for the issuance of options or warrants to him to acquire additional Company equity securities in connection with certain completed acquisitions and capital-raising transactions.

Consistent with his existing employment agreement, under the Ehst Amended and Restated Agreement, Mr. Ehst will continue to receive a minimum base salary plus performance-based incentive compensation, in cash or equity or both in amounts determined by the board of directors under incentive plans approved by the board.  The term of the Ehst Amended and Restated Agreement is annually extended to another year unless Mr. Ehst or the Company gives notice to the contrary.  Consistent with his existing employment agreement, the Ehst Amended and Restated Agreement provides that Mr. Ehst will be entitled to certain specified severance compensation and benefits if he terminates his employment for "Good Reason" or his employment is terminated by the Company other than for "Cause" or upon a "Change in Control" (as such terms are defined in his agreement).  These compensation and benefits provisions are described in further detail in the Company's definitive proxy statement for its 2016 annual meeting of shareholders, filed with the Securities and Exchange Commission on April 1, 2016, under the caption "Employment Agreements" in the section entitled "EXECUTIVE COMPENSATION."

The foregoing description of the Ehst Amended and Restated Employment Agreement is qualified in its entirety by reference to that agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

On December 30, 2016, the Company and Mr. Sidhu also entered into a letter agreement (the "Sidhu Letter Agreement"), which, subject to certain conditions, provides for the payment of a one-time cash bonus to Mr. Sidhu in connection with the completion of the sale of the BankMobile division of Customers Bank ("BankMobile") to a third party. Under the terms of the Sidhu Letter Agreement, Mr. Sidhu would be entitled to receive a cash payment equal to 10% of the aggregate consideration received by the Company in such sale (whether the consideration is in cash, securities or a combination thereof), provided that the bonus payment is payable only if the aggregate consideration received by the Company exceeds $100 million.  In addition, in order to be eligible to receive the cash bonus payment, the BankMobile sale must be completed on or prior to the third anniversary of the Sidhu Letter Agreement and, subject to certain exceptions, Mr. Sidhu must have been employed by the Company and/or BankMobile on a continuous basis from the date of Sidhu Letter Agreement until closing of the BankMobile sale.  Other than as summarized herein, the Sidhu Letter Agreement does not affect the terms and conditions of Mr. Sidhu's employment with the Company, including the terms of the Sidhu Amended and Restated Agreement.  The cash bonus arrangement reflected in the Sidhu Letter Agreement is part of a bonus program established by the Company's board of directors, with the recommendation and approval of its compensation committee, to provide incentives to certain senior employees of the Company and/or BankMobile to continue their employment during the pendency of the BankMobile sale process, participate in the sale process, and undertake their best efforts to maximize the value of BankMobile and to complete its sale. The aggregate amount of cash bonuses payable to these employees, including Mr. Sidhu, is equal to 14% of the of the aggregate consideration received by the Company in such sale (whether the consideration is in cash, securities or a combination thereof).  The conditions to payment of the cash bonuses to the other employees are the same as the conditions summarized above with respect to Mr. Sidhu.

The foregoing description of the Sidhu Letter Agreement is qualified in its entirety by reference to that agreement, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Although the Company has previously announced its intention to sell or otherwise dispose of BankMobile, the completion of any transaction will depend a variety of factors, including market conditions, the terms of any proposals received by the Company, and other factors that could change the Company's current plan or cause the Company to consider other alternatives.  As of the date of this Current Report on Form 8-K, the Company has not entered into any binding agreement to sell or otherwise dispose of BankMobile.

"Safe Harbor" Statement

In addition to historical information, this statements made herein may contain "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements with respect to Customers Bancorp, Inc.'s strategies, goals, beliefs, expectations, estimates, intentions, capital raising efforts, financial condition and results of operations, future performance and business. Statements preceded by, followed by, or that include the words "may," "could," "should," "pro forma," "looking forward," "would," "believe," "expect," "anticipate," "estimate," "intend," "plan," or similar expressions generally indicate a forward-looking statement. These forward-looking statements involve risks and uncertainties that are subject to change based on various important factors (some of which, in whole or in part, are beyond Customers Bancorp, Inc.'s control). Numerous competitive, economic, regulatory, legal and technological factors, among others, could cause Customers Bancorp, Inc.'s financial performance to differ materially from the goals, plans, objectives, intentions and expectations expressed in such forward-looking statements. In addition, important factors relating to the acquisition of the Disbursements business, the combination of Customers' BankMobile business with the acquired Disbursements business and the implementation of Customers Bancorp, Inc.'s strategy regarding BankMobile, including with respect to the possible disposition of the BankMobile business, depending upon market conditions and opportunities, also could cause Customers Bancorp's actual results to differ from those in the forward-looking statements. Customers Bancorp, Inc. cautions that the foregoing factors are not exclusive, and neither such factors nor any such forward looking statement takes into account the impact of any future events. All forward-looking statements and information set forth herein are based on management's current beliefs and assumptions as of the date hereof and speak only as of the date they are made. For a more complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review Customers Bancorp, Inc.'s filings with the Securities and Exchange Commission, including its most recent annual report on Form10-K for the year ended December 31, 2015, subsequently filed quarterly reports on Form 10-Q, and current reports on Form 8-K that update or provide information in addition to the information included in the Form 10-K and 10-Q filings. Customers Bancorp, Inc. does not undertake to update any forward looking statement whether written or oral, that may be made from time to time by Customers Bancorp, Inc. or by or on behalf of Customers Bank.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	Amended and Restated Employment Agreement, dated as of December 30, 2016, by and between Customers Bancorp, Inc. and Jay S. Sidhu.
10.2	Amended and Restated Employment Agreement, dated as of December 30, 2016, by and between Customers Bancorp, Inc. and Richard Ehst.
10.3	Letter Agreement, dated as of December 30, 2016, by and between Customers Bancorp, Inc. and Jay S. Sidhu.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUSTOMERS BANCORP, INC.

By: /s/ Robert E. Wahlman
Name: Robert E. Wahlman
Title: Executive Vice President and Chief Financial Officer

Date: December 30, 2016

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated Employment Agreement, dated as of December 30, 2016, by and between Customers Bancorp, Inc. and Jay S. Sidhu.
10.2	Amended and Restated Employment Agreement, dated as of December 30, 2016, by and between Customers Bancorp, Inc. and Richard Ehst.
10.3	Letter Agreement, dated as of December 30, 2016, by and between Customers Bancorp, Inc. and Jay S. Sidhu.